UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 11, 2015

NUTRASTAR INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52899	80-0264950
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

4/F Yushan Plaza
51 Yushan Road
Nangang District, Harbin 150090
People's Republic of China
(Address of Principal Executive Offices)

(86) 451-82287746
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 2.02.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 13, 2015, Nutrastar International Inc. (the “Company”), a Nevada corporation, issued a press release announcing its financial results for the three and six months ended June 30, 2015. A copy of the press release is hereby furnished as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 5.02.      DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 11, 2015, Mr. Chunming Zhang resigned from the Board of Directors (the "Board") of the Company. Mr. Zhang’s resignation was not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. It is expected that the Nominating and Governance Committee of the Board will recommend to the Board a new director candidate to fulfill the vacancy as soon as practicable.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. The word “expect” and similar terms and phrases are used in this notification to identify forward-looking statements, including statements regarding the Company's expectations regarding Board composition, and statements regarding future events that involve risks and uncertainties. Risks, uncertainties and assumptions that could affect the Company's forward-looking statements include, among other things, the future appointment of a new director. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit	Description
99.1	Press release dated August 13, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nutrastar International Inc.

Date: August 13, 2015

/s/ Lianyun Han
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated August 13, 2015.